Exhibit 10.1

Joinder Agreement

The undersigned hereby agrees to be bound by the terms and conditions of the Employment Security Plan of Internap Network Services, Inc., dated as of November 14, 2007, as if he or she initially had executed such Plan as a party thereto, and, without by implication limiting the foregoing, agrees to each acknowledgment, covenant and other agreement contained therein.

Date	By:	/s/ Randal R. Thompson
Employee

December 23, 2007
Date

Accepted:
INTERNAP NETWORK SERVICES, INC.

By:	/s/ Richard P. Dobb
Its:	Secretary
Date:	December 23, 2007